Exhibit 99.1

FIRST ADVANTAGE CORPORATION (the “Company”)

AUDIT COMMITTEE CHARTER

PURPOSE

The primary purposes of the Audit Committee (the “Committee”) are (1) to assist the Board of Directors in fulfilling its oversight of the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements; and (2) to prepare the “Report of the Committee” to be included in the Company’s annual proxy statement.

While the Committee has the responsibilities and powers set forth in the charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out a proper audit of the Company’s annual financial statements, and reviewing the Company’s quarterly financial statements prior to the filing of each quarterly report.

In meeting its responsibilities, other than as set forth herein, the Committee’s policies and procedures shall be flexible so that it may react to any change in circumstances or conditions.

COMPOSITION

The Committee shall be comprised of three or more directors who shall be appointed by the Board of Directors. The Chairperson of the Committee shall be appointed by the Board of Directors.

Each member of the Committee shall qualify as an “independent director” under applicable law and the Nasdaq National Market listing requirements (the “Nasdaq Rules”) and shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have past employment experience in finance or accounting, requisite personal certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, as determined in accordance with the Nasdaq Rules by the Board in its business judgment. When and as required by the Nasdaq Rules, applicable law or the rules of the Securities and Exchange Commission (the “SEC”), at least one member of the Committee shall be a “financial expert,” as determined by the Board of Directors in accordance with such law or rules in its business judgment.

COMPENSATION

No member of the Committee shall receive any compensation from the Company other than (i) director’s fees for service as a director of the Company, including reasonable compensation for serving on the Committee and regular benefits that other directors receive and (ii) a pension or similar deferred compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company.

MEETINGS

The Committee shall meet at least once every fiscal quarter or more frequently as circumstances require. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. The Committee may ask members of management or others to attend meetings and provide pertinent information, as necessary. The Committee shall meet separately periodically at such times as it deems appropriate with management, the director of the internal auditing department, the independent accountants and the Company’s general or outside counsel to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately or as is necessary to fulfill the Committee’s duties hereunder.

A majority of total members of the Committee shall constitute a quorum for transacting business. A majority vote at a meeting when a quorum is present constitutes an action of the Committee.

RESOURCES AND AUTHORITY

The Committee shall be granted unrestricted access to all information and all employees of the Company as requested by members of the Committee. The Committee shall have the power to conduct or authorize investigations into any matters within its scope of responsibilities and shall be empowered to retain, at the Company’s expense, independent counsel, accountants, or others to assist it in the conduct of any investigation, or to otherwise assist it in fulfilling its responsibilities and duties, without seeking approval of the Board of Directors or management.

The Committee shall have the sole authority to:

(i) select, retain and terminate the Company’s independent accountants (subject, if applicable, to shareholder ratification);

(ii) approve in advance all auditing services and related fees and terms; and

(iii) approve in advance all audit-related and non-audit services permitted to be provided to the Company by the independent accountants under applicable law and SEC rules, and related fees and terms; provided, however

a.

that audit-related and non-audit services that were not recognized at the time of the engagement to be non-audit services and otherwise fall within the pre-approval exception provided in Section 10A of the Securities

Exchange Act of 1934 (“de minimus non-audit services”) may be approved by the Committee prior to completion of the audit, and

b. that the Committee may delegate to one or more members of the Committee the authority to pre-approve services to be provided by the independent accountants, provided that any such pre-approval by one or more members of the Committee shall be reported to the full Committee at its next scheduled meeting.

RESPONSIBILITIES AND DUTIES

The Committee, to the extent it deems necessary or appropriate in fulfilling its purposes, shall:

1. Obtain and review a written report by the independent accountants describing (i) the firm’s internal quality-control procedures, and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

2. Obtain and review with the independent accountants a written statement as required by Independence Standards Board (ISB) Standard No. 1, as may be modified or supplemented, discuss with the independent accountants any disclosed relationships or services that may impact their objectivity and independence, and recommend any appropriate actions to be taken.

3. Set clear hiring policies for employees or former employees of the independent accountants.

4. Discuss with management and the independent accountants the timing and process for implementing the rotation of audit partners as required by applicable law and SEC rules.

Financial Reporting

1.	Prior to the annual audit, review the scope of the independent accountant’s audit plan, including the scope, procedures and timing of the audit, the experience and qualifications of the senior members of the independent accountant’s team and the quality control procedures of the independent accountant.

2.	Review with management and the independent accountants the financial information included in the Company’s Quarterly Report on Form 10-Q and management’s discussion and analysis of the financial condition and results of operations prior to its filing.

3.	Review with management and the independent accountants at the completion of the annual audit the Company’s consolidated financial statements included in the Annual Report on Form 10-K and management’s discussion and analysis of the financial condition and results of operations prior to its filing.

4.	Discuss with management generally the types of information (including financial information and earnings guidance) to be disclosed in earnings press releases and earnings calls, as well as to analysts and rating agencies (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP information).

5.	Review legal and regulatory matters that may have a material impact on the Company’s consolidated financial statements, related compliance policies and programs, and reports received from regulators.

6.	Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

7.	Discuss with the Company’s general counsel and/or outside counsel any significant legal, compliance or regulatory matters that may have a material effect on the Company’s business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies.

Internal Auditing Department, Financial Controls and Risk Management

1. Review and concur in the appointment or dismissal of the director of the internal auditing department.

2. Review in consultation with the independent accountants and the director of the internal auditing department the integrity of the Company’s financial reporting processes and system of internal control including controls over quarterly financial reporting, computerized information systems and security.

3. Review with the director of the internal auditing department the qualifications and staffing of the internal audit department, the scope of the proposed audit plan for the year and the coordination of the plan with the independent accountants.

4. Receive from the director of the internal auditing department summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management’s responses thereto.

5. Review with management, the director of the internal auditing department and the independent accountants (i) the Company’s policies with respect to risk assessment and risk management, (ii) the Company’s major financial risks exposures, and (iii) the steps management has taken to monitor and control such exposures.

Reporting and Recommendations

1. Prepare the Report of the Committee for inclusion in the annual stockholders’ meeting proxy statement. The Report of the Committee must state whether the Committee: (i) has reviewed and discussed the audited consolidated financial statements with management, (ii) has discussed with the independent accountants the matters required to be discussed by SAS 61, as may be modified, supplemented or replaced, (iii) has received the written disclosures from the independent accountants required by ISB Standard No. 1, as may be modified or supplemented, and has discussed with the accountants their independence, and (iv) has recommended to the Board of Directors, based on the review and discussions referred to in above items (i) through (iii), that the Company’s consolidated financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

OTHER DUTIES

The Committee shall review and reassess the adequacy of this Audit Committee Charter on an annual basis and submit any proposed revisions to the Board of Directors for consideration and approval.

The Committee shall report regularly to the Board of Directors concerning significant developments in the course of performing the above responsibilities and duties, including reviewing with the full Board any issues that arise with respect to the quality or integrity of the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent accountants, or the performance of the internal audit function.

The Committee shall perform such functions (whether or not described herein) as necessary or appropriate under applicable law, the Company’s charter or Bylaws, and the resolutions and other directives of the Board of Directors.